Exhibit 10.2(b)


                  Schedule of Warrant (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on June 24, 2005


                           Expiration           Exercise             Shares
      Grant Date              Date                Price              Granted
      ----------              ----                -----              -------
       06/24/05             06/24/10            $ 0.016             35,000,000